UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2007
CAMCO FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-25196	51-0110823

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)
6901 Glenn Highway, Cambridge, Ohio 43725

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (740) 435-2020
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02	Results of Operations and Financial Condition.
     On January 26, 2007, Camco Financial Corporation (“Camco”) issued a press release regarding its earnings for the year ended December 31, 2006. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.
Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On January 23, 2007, the Board of Directors of Camco accepted the resignation of Samuel W. Speck as a director, effective at the close of business on January 23, 2007. Mr. Speck tendered his resignation because he will reach Camco’s mandatory retirement age of 70 prior to the next Board meeting.
     Coinciding with the retirement of Mr. Speck, the Board of Directors reduced the number of members of the Board from eleven to ten, eliminating the vacancy created by Mr. Speck’s retirement.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99	Press Release of Camco dated January 26, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMCO FINANCIAL CORPORATION
	By:	/s/ Mark A. Severson
Mark A. Severson
Date: January 26, 2007		Chief Financial Officer

3